UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIRNER DENTAL MANAGEMENT SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (the “Amended Proxy Statement”) is being filed to amend Birner Dental Management Services, Inc.’s definitive proxy statement for its 2015 Annual Meeting of Shareholders and related proxy card (the “Original Proxy Statement”), which were filed with the Securities and Exchange Commission on April 30, 2015, in order to include a new Proposal Two entitled “Approval of 2015 Equity Incentive Plan.” This Amended Proxy Statement is being filed prior to the mailing of the Original Proxy Statement and, therefore, only the Amended Proxy Statement, including the amended proxy card, is being mailed to shareholders of record as of April 20, 2015.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

May 7, 2015

TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., to be held on Tuesday, June 9, 2015, at 10:00 a.m., Mountain Time, at the Company’s offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)	To elect two Class III directors to our Board of Directors to hold office until the 2018 annual meeting of shareholders or until such director’s successor is duly elected and qualified.
(2)	To approve our 2015 Equity Incentive Plan.
(3)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

Please read the enclosed Proxy Statement for the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope, as soon as possible so that your vote will be recorded. You may also vote electronically through the Internet or by telephone, as further described on the proxy card. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:	/s/ Frederic W. J. Birner Name: Frederic W.J. Birner Title: Chairman of the Board and Chief Executive Officer

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 9, 2015

TO OUR SHAREHOLDERS:

The 2015 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), will be held on Tuesday, June 9, 2015, at 10:00 a.m., Mountain Time, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)	To elect two Class III directors to our Board of Directors to hold office until the 2018 annual meeting of shareholders or until such director’s successor is duly elected and qualified.
(2)	To approve our 2015 Equity Incentive Plan.
(3)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

As fixed by our Board of Directors, only shareholders of record at the close of business on April 20, 2015 are entitled to notice of and to vote at the meeting. You may view and/or download the 2015 proxy statement and our annual report on Form 10-K at www.edocumentview.com/BDMS.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO CLASS III DIRECTOR NOMINEES AND FOR PROPOSAL TWO.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis N. Genty

Name:  Dennis N. Genty
Title:   Chief Financial Officer, Secretary and
       Treasurer

Denver, Colorado
May 7, 2015

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE, AS FURTHER DESCRIBED ON THE PROXY CARD. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
to be held June 9, 2015

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), for use at our 2015 Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on Tuesday, June 9, 2015, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to our shareholders on or about May 7, 2015.

Our Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”), which includes audited financial statements, is being mailed to our shareholders simultaneously with this Proxy Statement. The Annual Report is not part of our proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 9, 2015.

This Proxy Statement and the Annual Report are available at www.edocumentview.com/BDMS.

INFORMATION CONCERNING VOTING AND SOLICITATION

Voting

Shareholders are being asked to elect two Class III directors, approve our 2015 Equity Incentive Plan and act on any other matters that may properly come before the meeting or any adjournments thereof. All voting rights are vested exclusively in the holders of our common stock. Each share of common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the meeting, present in person or by proxy, constitute a quorum. On April 20, 2015, the record date for shareholders entitled to vote at the meeting, 1,859,689 shares of common stock were issued and outstanding.

Shares that are not voted in person cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

(i)	by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed, postage prepaid, addressed envelope;
(ii)	by telephone; or
(iii)	electronically through the Internet.

Voting By Proxy Card.  Each shareholder may vote by proxy by using the enclosed proxy card. When you return a proxy card properly signed and completed, the shares of common stock represented by your proxy will be voted as you specify on the proxy card. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted for election of the nominees named on the proxy as Class III directors, for approval of our 2015 Equity Incentive Plan and as to any other matters of business that may properly come before the meeting, in the discretion of the named proxies. If you own common stock through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity, follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.

Voting Through the Internet Or By Telephone.  If you are a registered shareholder (that is, if you own common stock in your own name and not through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity), you may vote by proxy by using either the Internet or telephone methods of voting. Proxies submitted through the Internet or by telephone must be received by 5:00 p.m., Mountain Daylight Time, on June 8, 2015. Please see below and in the proxy card provided to you for instructions on how to access the Internet and telephone voting systems. If your shares of common stock are held in “street name” for your account, contact your broker, bank or other nominee to determine if you may vote through the Internet or by telephone.

Proxies submitted through the Internet or by telephone must be received by 5:00 p.m., Mountain Daylight Time, on June 8, 2015.

Vote by Internet

•	Go to www.investorvote.com/BDMS
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
•	Follow the instructions provided by the recorded message

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation that is received by us by 5:00 p.m., Mountain Daylight Time, on June 8, 2015, by voting in person at the meeting or by submitting at the meeting a later executed proxy.

When a quorum is present, (i) for the election of directors, the nominees having the highest number of votes cast in favor of election will be elected to the Board of Directors, and (ii) for the proposal to approve our 2015 Equity Incentive Plan, the proposal will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. With respect to any other matter that may properly come before the meeting, unless a greater number of votes are required by law or by our Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted on a completed proxy will be treated as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class III directors and approval of our 2015 Equity Incentive Plan, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact on any matter that may properly come before the meeting so long as a quorum is present.

Solicitation

We will pay the cost of soliciting proxies in the accompanying form. We have retained the services of Broadridge and Georgeson to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $8,900. Although there are no formal agreements to do so, our officers and other regular employees may solicit proxies by telephone or by personal interview for which the officers or employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL ONE: ELECTION OF TWO CLASS III DIRECTORS

General

Our Amended and Restated Articles of Incorporation provide for the classification of our Board of Directors. The Board of Directors has set the size of the Board at five members divided into three classes, with one of the three classes standing for re-election at each annual meeting of shareholders.

Class I is made up of two directors (Paul E. Valuck, D.D.S. and Thomas D. Wolf) whose terms will expire upon the election and qualification of directors at the 2016 annual meeting of shareholders.

Class II is made up of one director (Brooks G. O’Neil) whose term will expire upon the election and qualification of directors at the 2017 annual meeting of shareholders.

Class III is currently made up of one director (Frederic W.J. Birner) who is standing for re-election at this 2015 annual meeting of shareholders. The Board of Directors also has nominated Dennis N. Genty for election as a Class III director at this 2015 annual meeting of shareholders. If elected, Mr. Genty’s term would expire upon the election and qualification of directors at the 2018 annual meeting of shareholders. Mr. Genty, who is our Chief Financial Officer, was a member of our Board of Directors from 1995 until 2004.

At each annual meeting of shareholders, directors will be elected by our shareholders for a full term of three years to succeed the directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Class III Director Nominees

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ELECTION OF THE FOLLOWING NOMINEES AS OUR CLASS III DIRECTORS.

Class of Director	Name	Age	Director Since
Class III	Frederic W.J. Birner	57	1995
Class III	Dennis N. Genty	57	*

*	Mr. Genty previously served as a director of the Company from 1995 until 2004.

Each nominee’s biography is set forth in “Directors and Executive Officers” below.

Continuing Directors

The persons named below will continue to serve on our Board of Directors until the annual meeting of shareholders in the year indicated below and/or until their successors are elected and take office. Shareholders are not voting on the election of any Class I or Class II directors this year. The following table shows the names, ages and classes of the continuing directors. Each director’s biography is set forth in “Directors and Executive Officers” below.

Class of Director	Term Expires in Year	Name	Age	Director Since
Class I	2016	Paul E. Valuck, D.D.S.	58	2001
Class I	2016	Thomas D. Wolf	60	2004
Class II	2017	Brooks G. O’Neil	58	2003

Required Vote

Assuming a quorum is present, the nominees having the highest number of votes cast in favor of election will be elected to the Board of Directors as Class III directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominees for director named above. If, at the time of the meeting, the nominee becomes unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, in their discretion. If elected, the nominees will hold office until the 2018 annual meeting of shareholders or until a successor is elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ THE ELECTION OF THE TWO CLASS III DIRECTOR NOMINEES.

PROPOSAL TWO: APPROVAL OF 2015 EQUITY INCENTIVE PLAN

Our Board of Directors has adopted a new equity incentive plan called the Birner Dental Management Services, Inc. 2015 Equity Incentive Plan, or “2015 Plan.” Adoption of the 2015 Plan is subject to shareholder approval at this annual meeting. The 2015 Plan is intended to replace our 2005 Equity Incentive Plan, which expired in March 2015 with approximately 294,000 shares remaining available for grant under the plan. The 2015 Plan would provide a plan under which we may grant options, shares of restricted stock or other types of equity-based compensation.

Our Board of Directors believes that we must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility. We expect that the 2015 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees, officers, directors and consultants essential to our success, and in motivating these individuals to strive to enhance our growth and profitability. The 2015 Plan is intended to ensure that we will have available a reasonable number of shares to meet these goals.

Our employees, officers, directors and consultants and prospective employees, officers, directors and consultants, as well as those of our affiliates and managed dental practices, are eligible to participate in the 2015 Plan. As of March 31, 2015, there were approximately 570 employees of the Company and the Company's affiliates and managed dental practices, plus our non-executive directors, who would have been eligible to participate in the 2015 Plan.

The following summary of the 2015 Plan is qualified in its entirety by the specific language of the 2015 Plan, a copy of which is included as Appendix A to this proxy statement.

Administration

The 2015 Plan will be administered by a committee of two or more outside directors from our Board of Directors. The committee will determine the eligible individuals to whom awards under the 2015 Plan may be granted, as well as the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the term of the award, vesting terms and conditions and any other terms and conditions of the grant in addition to those contained in the 2015 Plan. Each grant under the 2015 Plan will be confirmed by and subject to the terms of an award agreement.

Authorized Shares

The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the 2015 Plan will be 200,000. Under the terms of the 2015 Plan, the number of shares of common stock subject to options or stock appreciation rights (“SAR”) that may be granted to any one participant during a calendar year may not exceed 100,000. No more than 200,000 shares may be issued pursuant to the exercise of incentive stock options. Certain additional limitations on individual awards intended to qualify as performance-based compensation under Code Section 162(m) are discussed below. All of these share limitations are subject to adjustment for changes in our corporate structure or shares, as described below. The shares of common stock covered by the 2015 Plan are authorized but unissued shares.

Any shares of common stock subject to an award under the 2015 Plan that expires, is forfeited or terminated, or is settled or paid in cash will, to the extent of such expiration, forfeiture, termination or settlement, automatically become available for future awards under the 2015 Plan. Similarly, any shares tendered or withheld to satisfy any tax withholding obligation in connection with a full value award will also become available for future awards under the 2015 Plan. However, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with an option or SAR award, any shares repurchased by the Company using option exercise proceeds and any shares subject to a SAR award that are not issued in connection with the stock settlement of the SAR award on its exercise may not be used again for future awards.

Types of Awards

The 2015 Plan permits us to award stock option awards, SAR awards, restricted stock awards, stock unit awards, and other stock-based awards to eligible recipients. These types of awards are described in more detail below.

Options.  We may award eligible recipients either “incentive stock options” (or “ISOs”) within the meaning of Code Section 422, or options to purchase common stock that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award. “Fair market value” under the 2015 Plan as of any date generally means the closing sale price of a share of our common stock on Nasdaq on the date of grant. As of April 1, 2015, the closing sale price of a share of our common stock on Nasdaq was $14.06. The aggregate fair market value, determined on the date of grant of any option, of shares with respect to which ISOs under the 2015 Plan or otherwise are exercisable for the first time by an option holder in any year may not exceed $100,000.

The total purchase price of the shares to be purchased upon exercise of an option will be paid by the participant in cash unless the committee allows exercise payments to be made, in whole or in part, (i) by means of a broker-assisted sale and remittance program, (ii) by delivery to us (or attestation as to ownership) of shares of common stock already owned by the participant, or (iii) by a “net exercise” of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by us. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

An option will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the committee, and no option may have a term greater than 10 years from its date of grant.

Stock Appreciation Rights.  A SAR award provides the right to receive a payment from us equal to the difference between (i) the fair market value as of the date of exercise of the number of shares of our common stock as to which the SAR is being exercised, and (ii) the aggregate exercise price of that number of shares. The committee determines whether payment will be made in shares of our common stock, cash or a combination of both. The exercise price per share of a SAR award will be determined by the committee, but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the SAR is granted as a substitute award as described earlier. A SAR award may not have a term greater than 10 years from its date of grant, and will be subject to such other terms and conditions, consistent with the terms of the 2015 Plan, as may be determined by the committee.

Restricted Stock Awards.  A restricted stock award is an award of shares of our common stock that vests at such times and in such installments as may be determined by the committee. Until they vest, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously in our service for a certain period or that we, or any of our subsidiaries or business units, satisfy specified performance goals. Unless otherwise specified by the committee, dividends and distributions paid on restricted shares will be subject to the same restrictions as the underlying shares, except for regular cash dividends on awards that are subject only to service-based vesting conditions. Participants are entitled to vote shares of restricted stock prior to the time they vest if they are record holders of such shares.

Stock Unit Awards.  A stock unit award is a right to receive the fair market value of one or more shares of our common stock, payable in cash, shares, or a combination of both, that vests at such times and in such installments as may be determined by the committee. Until it vests, a stock unit award is subject to restrictions on transferability and the possibility of forfeiture. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the 2015 Plan, as may be determined by the committee.

Other Stock-Based Awards.  The committee may grant awards of common stock and other awards that are valued by reference to and/or payable in shares of our common stock under the 2015 Plan. The committee has discretion to determine the terms and conditions of such awards consistent with the terms and provisions of the 2015 Plan.

Transferability of Awards

In general, no right or interest in any award under the 2015 Plan may be assigned or transferred by a participant, except by will or the laws of descent and distribution. However, the committee may provide that an award (other than an incentive stock option) may be transferable to a participant's immediate family or pursuant to a qualified domestic relations order. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. Any permitted transferee of an award will remain subject to all the terms and conditions of the award applicable to the participant.

Effect of Termination of Service

If a participant’s employment or other service relationship with us or our affiliates or managed dental practices is terminated, the 2015 Plan provides that unvested portions of his or her outstanding awards will be forfeited and vested portions of outstanding option and SAR awards will continue to be exercisable for a period of either 90 days or one year after termination, depending on the reason for the termination, unless the termination is for cause. In that case, the vested but unexercised portions of option and SAR awards will also be terminated. The committee may provide for different termination consequences in an individual award agreement.

Performance-Based Compensation Under Section 162(m)

The committee may grant full value awards under the 2015 Plan to employees who are or may be “covered employees,” as defined in Code Section 162(m), that are intended to be “performance-based compensation” within the meaning of Section 162(m) in order to preserve the deductibility of those awards for federal income tax purposes. Under current IRS interpretations, “covered employees” of a company for any year are its chief executive officer and any other executive officer (other than the chief financial officer) who is among the three other most highly compensated executive officers employed by the company at the end of that year. Participants are entitled to receive payment for a Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the committee for the performance period are satisfied. Option and SAR awards granted under the 2015 Plan need not be conditioned upon the achievement of performance goals in order to constitute performance-based compensation for Section 162(m) purposes.

The maximum number of our shares that may be the subject of full value awards that are intended to qualify as performance-based compensation for purposes of Section 162(m), that are denominated in shares or share equivalents and that are granted to any participant during any calendar year may not exceed 500,000 shares. The maximum amount payable with respect to any full value awards that are denominated other than in shares or share equivalents and that are granted to any one participant during any calendar year may not exceed $1,000,000.

The pre-established performance goals set by the committee must be based on one or more of the following performance measures specified in the 2015 Plan: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes, depreciation and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) total dental group practice revenue, revenue or net revenue, including net revenue per office, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on total dental group practice revenue, revenue or net revenue, (o) return on invested capital, and (p) contribution from dental offices.

The committee may select one measure or multiple measures for assessing performance, and the measurement may be based upon company-wide, subsidiary, business unit or individual performance, and may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or by relative comparison to the performance of other companies or other external measures. The committee will define in an objective fashion the manner of calculating the performance goals based on the performance measures it elects to use in any performance period, and will establish such performance goals within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m).

Change in Control

If a change in control of our company occurs as a result of a merger or consolidation involving us and any outstanding award is not continued, assumed or replaced by the company or the surviving or successor entity in connection with the change in control, then (i) each of the participant's outstanding options and SARs will become exercisable in full, and (ii) each of the participant's unvested full value awards will fully vest unless and to the extent the committee elects to terminate such award in exchange for a payment in an amount equal to the intrinsic value of the award (or, if there is no intrinsic value, the award may be terminated without payment). Upon the occurrence of other events involving a change in control (as defined in the 2015 Plan), all exercise dates of any outstanding award will accelerate and all outstanding awards will vest. The committee may provide for different change in control consequences in an individual award agreement. The 2015 Plan generally defines a “change in control” as a merger or consolidation involving us, a sale of all or substantially all of our assets, the acquisition by a person or group of more than 30% of the voting power of our stock, or certain changes in the composition of our board of directors.

Share Adjustment Provisions

If certain transactions with our shareholders occur that cause the per share value of our common stock to change, such as stock splits, spin-offs, stock dividends or certain recapitalizations (referred to as “equity restructurings”), the committee will equitably adjust (i) the class of shares issuable and the maximum number and kind of shares subject to the 2015 Plan, (ii) outstanding awards as to the class, number of shares and exercise price per share, and (iii) award limitations prescribed by the 2015 Plan. In connection with other types of transactions that may also affect our common stock, such as reorganizations, mergers or consolidations, the committee may make similar equitable adjustments in its discretion.

Effective Date and Term of the 2015 Plan

The 2015 Plan became effective on April 30, 2015, subject to approval by our shareholders within 12 months thereafter. Unless terminated earlier, the 2015 Plan will terminate on April 30, 2025. Awards outstanding under the 2015 Plan at the time it terminates will continue in accordance with their terms. Our board of directors may suspend or terminate the 2015 Plan at any time.

Amendment of the 2015 Plan

Our board of directors may amend the 2015 Plan at any time, but no amendments will be effective without shareholder approval if such approval is required under applicable laws or regulations or under the rules of the exchange on which our common shares are then listed. No amendment of the 2015 Plan may adversely affect any outstanding award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or stock exchange rules.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2015 Plan, based on current statutes, regulations and interpretations.

Nonqualified Stock Options.  If a participant is granted a nonqualified stock option under the 2015 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Incentive Stock Options.  If a participant is granted an incentive stock option under the 2015 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. Except in the event of death, if the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply.

Other Awards.  The current federal income tax consequences of other awards authorized under the 2015 Plan generally follow certain basic patterns. SAR awards are taxed and deductible in substantially the same manner as nonqualified stock options. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Code Section 83(b) to accelerate income recognition and the taxability of the award to the date of grant. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the then-current fair market value of the shares received. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Code Section 162(m) with respect to covered employees.

Section 162(m) of the Code.  Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000, unless, among other exceptions, the compensation qualifies as “performance-based compensation.” The 2015 Plan is intended to meet the requirements of Section 162(m), but full value awards granted under the 2015 Plan will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m), including that the maximum amount of compensation a covered employee may receive is based on the satisfaction of pre-established objective performance goals.

Section 409A of the Code.  The foregoing discussion of tax consequences of awards under the 2015 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

Required Vote

Assuming a quorum is present, the number of votes cast favoring this proposal must exceed the number of votes cast opposing this proposal for this proposal to be approved. If no instructions on this matter are indicated on a proxy, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the approval of the 2015 Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ THIS PROPOSAL TWO.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board of Directors has determined that Thomas D. Wolf, Paul E. Valuck, D.D.S. and Brooks G. O’Neil qualify as independent directors (as defined in Nasdaq Rule 5605(a)(2)).

Nominations Process

We do not have a standing nominating committee or a nominating committee charter. Nominations for director are made by our independent directors. The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

Communications with Our Board

Because we are a small public company, our Board of Directors does not presently provide a website or a formal process for shareholders to send communications to the Board. However, shareholders wishing to contact any member (or all members) of the Board or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, c/o Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210. The Board believes that this approach serves the Board's and its shareholders' needs. There is no screening process, and all shareholder communications directed to a Board member, the Board or a committee of the Board are forwarded to the appropriate person or persons for review. Our Board of Directors intends to periodically evaluate its shareholder communication process, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors as it deems necessary or appropriate.

Directors’ Meetings

The entire Board of Directors met five times during the year ended December 31, 2014. Each director attended 100% of the Board of Directors’ meetings. No director attended fewer than 75% in the aggregate of all Board meetings and meetings of any Committee on which he served during 2014. Our policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders is to encourage our directors to attend, subject to their availability for travel at that time. Frederic W.J. Birner and Thomas D. Wolf attended our 2014 annual meeting of shareholders.

Audit Committee

The Audit Committee is comprised solely of independent directors, as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The current members of the Audit Committee are Brooks G. O’Neil, Paul E. Valuck, D.D.S. and Thomas D. Wolf (Chairman). The Board of Directors has reviewed Nasdaq Rule 5605(c) and has determined that Messrs. O’Neil, Valuck and Wolf are independent directors as defined in that rule. The Board of Directors has determined that Messrs. O’Neil and Wolf have accounting and related financial management expertise based on their years of relevant professional work experience and are qualified as audit committee financial experts within the meaning of Securities and Exchange Commission regulations. The Audit Committee met four times during the year ended December 31, 2014, and all members were present at each meeting.

The Audit Committee selects, engages, approves fees for and oversees our independent registered public accounting firm and pre-approves all services to be performed by them. Also the Audit Committee reviews and oversees our financial reporting process generally, the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix B to this Proxy Statement. We will provide a copy of the charter for the Audit Committee to any person, without charge, upon request by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Compensation Committee

The members of the Compensation Committee in 2014 were Brooks G. O’Neil, Paul E. Valuck, D.D.S. and Thomas D. Wolf, each of whom is an independent director as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The Compensation Committee met one time in 2014.

The Compensation Committee is responsible for establishing and administering our general compensation policy and program, and for setting compensation for our executive officers. The Compensation Committee also possesses all of the powers of administration under our employee benefit plans, including our 2015 Plan, which was approved by our Board of Directors as of April 30, 2015 and is subject to shareholder approval at the 2015 annual meeting. Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee determines awards granted to our executive officers and directors. The Compensation Committee has delegated to our Chief Executive Officer the authority to make grants to non-executive employees. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is attached as Appendix C to this Proxy Statement. We will provide a copy of the charter for the Compensation Committee to any person, without charge, upon request by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP (“Hein”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees, as modified or supplemented. In addition, the Audit Committee has received from Hein the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein’s communications with the Audit Committee concerning its independence. The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Thomas D. Wolf (Chairman)
Brooks G. O’Neil
Paul E. Valuck, D.D.S.

Code of Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer, and the persons performing similar functions, are required to abide by our code of conduct and business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner. We intend to disclose any changes in or waivers from our code of conduct by filing a current report on Form 8-K with the Securities and Exchange Commission. A copy of the Company’s Code of Conduct is available on our website at www.perfectteeth.com/legal.

Related Party Transactions

We do not have a formal written policy regarding the review, approval or ratification of related party transactions. Under the Audit Committee charter, the Audit Committee is responsible for the review and approval of all related party transactions required to be disclosed to the public under the rules of the Securities and Exchange Commission. All of our employees, officers and directors are required to comply with our Code of Conduct. The Code of Conduct addresses, among other things, actions that are required when potential conflicts of interest arise, including those from related party transactions. Specifically, if an employee, officer or director believes a conflict of interest exists or may arise, he or she is required to disclose immediately the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate officials of the Company, will evaluate the conflict and take the appropriate action, if any, to ensure that our interests are protected. Any transaction between us and another party on terms that are reasonably believed to be at least as favorable as the terms that we otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of the Code of Conduct, provided that with respect to the directors and any member of senior management, the Audit Committee was given prior notice of such transaction and approved it. The rules in the Code of Conduct regarding conflicts of interest not only apply to all employees, officers and directors, but also to immediate family members and certain business associates of our employees, officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 20, 2015 by (i) all persons known by us to be the beneficial owners of 5% or more of our common stock, (ii) each director, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. The address of each of the named executive officers and directors is our office address, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)
Named Executive Officers & Directors
Frederic W. J. Birner(3)	348,348	17.8%
Dennis N. Genty	124,320	6.7%
Brooks G. O'Neil(4)	32,715	1.8%
Paul E. Valuck, D.D.S.(5)	54,552	2.9%
Thomas D. Wolf(6)	58,817	3.1%
5% Owners
Lee Schlessman(7)	169,629	9.1%
Elizabeth Genty(8)	101,230	5.4%
Mark A. Birner, D.D.S.(9)	388,956	20.9%
All executive officers and directors (five persons)(10)	618,752	31.2%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 20, 2015 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Percentage of ownership for each beneficial owner is based on 1,859,689 shares of common stock outstanding at April 20, 2015 plus any options currently exercisable or exercisable within 60 days of April 20, 2015, computed separately for each beneficial owner using information provided in the following footnotes.
(3)	Includes 100,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2015.
(4)	Includes 8,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2015.
(5)	Includes 8,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2015.
(6)	Includes 9,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2015.
(7)	The address for Mr. Schlessman is 1555 Blake Street, Suite 400, Denver, Colorado 80202. Based on communication with shareholder on April 13, 2015.
(8)	The address for Ms. Genty is P.O. Box 9061, Pueblo, Colorado 81008. Based on communication with shareholder on April 7, 2015.
(9)	The address for Mark Birner, D.D.S. is 2325 E. 7th Avenue Parkway, Denver, Colorado 80206. Based on communication with shareholder on April 2, 2015.
(10)	Includes 125,000 shares of common stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or exercisable within 60 days of April 20, 2015.

There has been no change in our control since the beginning of our last fiscal year, and there are no arrangements known to us, including any pledge of our securities, the operation of which may at a subsequent date result in a change in our control.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of our directors and executive officers. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

Name	Age	Position
Frederic W.J. Birner	57	Chairman of the Board, Chief Executive Officer and Director
Dennis N. Genty	57	Chief Financial Officer, Secretary, Treasurer and Director Nominee
Brooks G. O’Neil	58	Director
Paul E. Valuck, D.D.S.	58	Director
Thomas D. Wolf	60	Director

Biographies

Frederic W.J. Birner is one of our founders and has served as Chairman of the Board and Chief Executive Officer since our inception in May 1995.

Dennis N. Genty is one of our founders and has served as Secretary since May 1995 and as Chief Financial Officer and Treasurer since September 1995. Mr. Genty was a director of the Company’s Board of Directors from the Company’s inception until 2004, when he resigned enabling the Company to be in compliance with applicable Nasdaq rules that require that a majority of the Company’s directors be independent according to specified criteria.

Brooks G. O’Neil was appointed as a director in January 2003 and was first elected by our shareholders at the 2005 annual meeting of shareholders. Since October 2006, Mr. O’Neil has been employed by Dougherty & Co., an investment banking firm, as a Senior Research Analyst covering areas of growth and change in health care.

Paul E. Valuck, D.D.S. was appointed as a director in April 2001 and was first elected by our shareholders at the 2001 annual meeting of shareholders. Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director in June 2004 and was first elected by our shareholders at the 2007 annual meeting of shareholders. Mr. Wolf joined Shield Security Systems, LLC, a privately held company in the security system business, in December 1998 and has served as its Chief Financial Officer since December 1998. From April 2003 until June 2012, Mr. Wolf also served as Chief Executive Officer for Shield Security Systems, LLC.

Messrs. Frederic W.J. Birner, O’Neil and Wolf bring financial and business expertise to the Board of Directors based on their years of professional work experience. Mr. Genty, a director nominee, will bring financial and business expertise in the dental industry based on his years of professional experience. Dr. Valuck brings dental industry experience to the Board of Directors.

BOARD LEADERSHIP STRUCTURE AND THE BOARD’S ROLE IN RISK OVERSIGHT

Leadership Structure

Our Company has three directors who are not employees of the Company and one director who is an employee of the Company. In addition, Mr. Genty, a director nominee, is also an employee of the Company. Frederic W.J. Birner, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combined the positions of CEO and Chairman of the Board because of the size of the Company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Risk Oversight

The Company’s Board of Directors as a whole reviews and discusses the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. The Board of Directors meets quarterly to discuss the Company’s operations and financial standing and to hear briefings from executive management, outside counsel and auditors. The Audit Committee meets quarterly and then the independent members of the Board of Directors conduct an executive session without senior management.

Board Diversity

Although the Board of Directors does not currently have a diversity policy regarding selection of Board nominees or other formal criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings, In considering nominees, the Board would consider diversity among other factors relevant to its decision.

EXECUTIVE COMPENSATION SUMMARY

Executive Compensation for Years Ended December 31, 2013 and 2014

The following table summarizes, with respect to our Chief Executive Officer and each of the other individuals for which disclosure is required (“Named Executive Officers”), information relating to the compensation earned for services rendered in all capacities during 2013 and 2014.

Name and Principal Position	Year	Summary Compensation Table
		Salary	Bonus	Option Award(1)		All Other Compensation(2)	Total
Frederic W.J. Birner Chairman of the Board, Chief Executive Officer, and Director	2013	$450,000	$123,634	$—		$9,172	$582,806
	2014	$495,833	$—	$80,931	(3)	$9,388	$586,152
Dennis N. Genty Chief Financial Officer, Treasurer and Secretary	2013	$315,000	$52,500	$—		$17,748	$385,248
	2014	$337,917	$—	$80,931	(3)	$9,703	$428,551
Mark A. Birner, D.D.S.(4) Former President, and Former Director	2013	$315,000	$52,500	$—		$20,176	$387,676
	2014	$184,699	$—	$—		$174,871	$359,570

(1)	The amounts reported in this column reflect the grant date fair value of the stock awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, “Stock Compensation” (FASB ASC Topic 718). The assumptions used in the calculation of these amounts are included in notes 2 and 7 to the Company’s audited financial statements for the year ended December 31, 2014 included in the Company’s Form 10-K for the year ended December 31, 2014.
(2)	For Mr. Frederic W.J. Birner and Mr. Genty, all other compensation is comprised solely of our contribution to the Named Executive Officer’s 401(k) Plan account and payment for medical/vision/life insurance premiums. For Mr. Mark Birner, all other compensation for 2014 is comprised of (i) $153,218 of cash severance payments as well as $7,991 of COBRA medical payments and life insurance premium payments made pursuant to his agreement with us, which was effective July 17, 2014, in connection with his resignation from the Company, and (ii) $13,662 of our contribution to Mr. Birner’s 401(k) plan account as well as payments for medical/vision/life insurance premiums prior to his resignation from the Company on July 17, 2014.
(3)	Options to purchase 30,000 shares of our common stock were granted to Frederic W.J. Birner on November 12, 2014. Of these options, 10,000 will vest on November 12, 2015, 10,000 will vest on November 12, 2016 and 10,000 will vest on November 12, 2017. Options to purchase 30,000 shares of our common stock were granted to Mr. Genty on November 12, 2014. Of these options, 10,000 will vest on November 12, 2015, 10,000 will vest on November 12, 2016 and 10,000 will vest on November 12, 2017.
(4)	Mark A. Birner resigned as President and director, effective July 17, 2014. Pursuant to an agreement with the Company, (i) Mr. Birner is receiving ten months of base salary totaling approximately $283,000 payable in accordance with regular payroll practices and (ii) the Company is paying for Mr. Birner’s COBRA payments and his Company-procured life insurance policy for up to ten months in accordance with the terms of the agreement.

Base Salary and Bonus

The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. The Compensation Committee also determines bonuses. Base salaries and bonuses are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular executive officer and of the Company, the executive officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company. During February 2014, the Compensation Committee met and approved an increase in base salary effective February 1, 2014 for Frederic W.J. Birner, from $450,000 to $500,000, for Mark A. Birner, from $315,000 to $340,000, and for Dennis N. Genty, from $315,000 to $340,000.

Grant of Plan Based Awards

In November 2014, the Compensation Committee granted options to purchase 30,000 shares of common stock to Frederic W.J. Birner and 30,000 shares of common stock to Dennis Genty. See note 3 to the Summary Compensation Table above for the terms of the option awards. The option awards were granted under the 2005 Plan, which terminated on March 17, 2015. Our 2015 Plan was approved by the Board of Directors as of April 30, 2015 and is subject to shareholder approval at the 2015 annual meeting.

Outstanding Equity Awards at December 31, 2014

The following table contains information regarding options outstanding with respect to the Named Executive Officers at December 31, 2014.

			Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh) (2)	Option Expiration Date
Frederic W.J. Birner	January 16, 2008	(1)	30,000		—	$21.00	1/16/2015
	March 15, 2012	(3)(4)	75,000	(4)	25,000	$18.39	3/15/2019
	November 12, 2014			(5)	30,000	$15.50	11/12/2021
Dennis N. Genty	January 16, 2008	(1)	10,000		—	$21.00	1/16/2015
	November 12, 2014			(5)	30,000	$15.50	11/12/2021
Mark A. Birner, D.D.S.	January 16, 2008	(1)	20,000		—	$21.00	1/16/2015

(1)	These options were granted on January 16, 2008 and became fully vested as of January 16, 2011.
(2)	The option exercise price was based on the last reported sales price of our common stock on the grant date as reported on The Nasdaq Capital Market on January 16, 2008 of $21.00 per share, March 15, 2012 of $18.39 per share and on November 12, 2014 of $15.50 per share.
(3)	Options to purchase 50,000 shares of our common stock were granted to Frederic W.J. Birner on March 15, 2012 and vested on March 15, 2012.
(4)	Options to purchase an additional 50,000 shares of our common stock were granted to Frederic W.J. Birner on March 15, 2012, subject to shareholder approval of an amendment to the 2005 Plan, which occurred on June 7, 2012, of which options to purchase 25,000 shares vested on March 15, 2014 and options to purchase 25,000 shares vested on March 15, 2015.
(5)	Options to purchase 30,000 shares of our common stock were granted to Frederic W.J. Birner and Dennis N. Genty on November 12, 2014. Of these shares, 10,000 shares will vest on November 12, 2015, 10,000 shares will vest on November 12, 2016 and 10,000 will vest on November 12, 2017 for each of the Named Executive Officers.

Equity Compensation Plan Information

Information related to securities issuable and available for issuance under the 2005 Plan as of December 31, 2014 is set forth in the table below. For information about the 2005 Plan, see note 7 to the Company’s audited financial statements for the year ended December 31, 2014 included in the Company’s Form 10-K for the year ended December 31, 2014. The 2005 Plan terminated on March 17, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	586,833	(1)	$17.36	191,701
Equity compensation plans not approved by security holders	—		—	—
Total	586,833		$17.36	191,701

(1)	As of December 31, 2014, there were 322,834 shares issuable under exercisable options under the 2005 Plan.

Payments upon Change in Control

Under the 2005 Plan, upon a change in control (as defined in the 2005 Plan) of our Company, all currently outstanding equity awards granted under the 2005 Plan automatically vest.

Under the 2015 Plan, a “change in control” is generally defined as a merger or consolidation involving us, a sale of all or substantially all of our assets, the acquisition by a person or group of more than 30% of the voting power of our stock, or certain changes in the composition of our board of directors. Under the 2015 Plan, if a change in control of our company occurs as a result of a merger or consolidation involving us and any outstanding award is not continued, assumed or replaced by the company or the surviving or successor entity in connection with the change in control, then (i) each of the participant's outstanding options and SARs will become exercisable in full, and (ii) each of the participant's unvested full value awards will fully vest unless and to the extent the committee that administers the 2015 Plan elects to terminate such award in exchange for a payment in an amount equal to the intrinsic value of the award (or, if there is no intrinsic value, the award may be terminated without payment). Upon the occurrence of other events involving a change in control (as defined in the 2015 Plan), all exercise dates of any outstanding award will accelerate and all outstanding awards will vest. The committee may provide for different change in control consequences in an individual award agreement.

DIRECTOR COMPENSATION

Non-Employee Director Compensation for Year Ended December 31, 2014

The following table summarizes, with respect to non-employee directors, information relating to the compensation earned for services rendered in all capacities during 2014.

Name of Non-Employee Director	Compensation
	Fees Earned or Paid in Cash	Option Awards ($)(1)(2)	Total
Brooks G. O'Neil	$25,000	$21,582	$46,582
Paul E. Valuck, D.D.S.	$25,000	$21,582	$46,582
Thomas D. Wolf	$37,000	$21,582	$58,582

(1)	The amounts shown represent the aggregate grant date fair value of option awards granted to each of the non-employee directors in 2014. The grant date fair value is the closing price of our common stock on the date of grant. Pursuant to the 2005 Plan, each non-employee director was granted options to purchase 8,000 shares of our common stock on November 12, 2014. The exercise price of the stock options is $15.50, which was the closing price of our common stock on the date of grant. The options vest in three equal installments on November 12, 2015, November 12, 2016 and November 12, 2017. The assumptions used in the calculation of these amounts are included in notes 2 and 7 to the Company’s audited financial statements for the year ended December 31, 2014 included in the Company’s Form 10-K for the year ended December 31, 2014.
(2)	At December 31, 2014, the non-employee directors had the following options outstanding: Brooks G. O’Neal: 16,000, of which 8,000 were exercisable, Paul E. Valuck, D.D.S.: 16,000, of which 8,000 were exercisable, and Thomas D. Wolf: 17,000, of which 9,000 were exercisable.

Directors who are our full-time employees receive no compensation for serving as directors. For 2014, non-employee directors were paid the following fees: 1) a $5,500 per calendar quarter retainer, 2) $500 per calendar quarter Audit Committee meeting and 3) $1,500 per annual Audit Committee meeting. Mr. Wolf was paid a $3,000 per calendar quarter retainer for his services as Chairman of the Audit Committee. Such amounts were effective January 1, 2014.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein has acted as our independent registered public accounting firm since November 2001. The Audit Committee has approved the engagement of Hein as our independent registered public accounting firm for 2015. We expect that representatives of Hein will be present at the 2015 Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. These representatives will also be available to respond to appropriate questions from shareholders at the meeting.

The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm. The fees shown below for 2014 and 2013 were approved in advance by the Audit Committee.

Audit Fees

For the year ended December 31, 2014, Hein billed us $91,000 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the year ended December 31, 2014.

For the year ended December 31, 2013, Hein billed us $91,305 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the year ended December 31, 2013.

Audit-Related Fees

For the year ended December 31, 2014, Hein billed us $11,150 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

For the year ended December 31, 2013, Hein billed us $11,400 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

Tax Fees and All Other Fees

For the years ended December 31, 2013 and 2014, Hein did not bill us for any tax fees or other professional services besides the services described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of our shares. To our knowledge, and based solely on a review of the Section 16(a) reports furnished to us, all Section 16(a) reports required to be filed for 2014 were filed on a timely basis.

SHAREHOLDER PROPOSALS

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

We must receive shareholder proposals for inclusion in our proxy materials relating to the 2016 annual meeting of shareholders on or before January 8, 2016. Notice of proposals received after March 23, 2016 will be deemed untimely and will not be considered at the meeting.

2014 ANNUAL REPORT ON FORM 10-K

OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT IS NOT PART OF OUR PROXY SOLICITING MATERIALS. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 1777 SOUTH HARRISON STREET, SUITE 1400, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON OUR WEBSITE AT WWW.PERFECTTEETH.COM. WE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons named in the proxies.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Dennis N. Genty

Dennis N. Genty
Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
May 7, 2015

Appendix A

BIRNER DENTAL MANAGEMENT SERVICES, INC.
2015 EQUITY INCENTIVE PLAN

1. Purpose.  The purpose of the Birner Dental Management Services, Inc. 2015 Equity Incentive Plan (the “Plan”) is to attract and retain the best available personnel for positions of responsibility with the Company, to provide additional incentives to them and align their interests with those of the Company’s shareholders, and to thereby promote the Company’s long-term business success.

2. Definitions.  In this Plan, the following definitions will apply.

(a) “Affiliate” means any entity that is a Subsidiary or Parent of the Company.

(b) “Affiliated Corporation” means any corporation or other entity that is affiliated with the Birner Dental Management Services, Inc. through stock ownership or otherwise and is designated as an “Affiliated Corporation” by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an “Affiliated Corporation” means any parent or subsidiary of Birner Dental Management Services, Inc. as defined in Code Section 424.

(c) “Agreement” means the written or electronic agreement or notice containing the terms and conditions applicable to each Award granted under the Plan. An Agreement is subject to the terms and conditions of the Plan.

(d) “Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units or an Other Stock-Based Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, or in the absence of any such then-effective agreement or definition, means termination of employment as a result of a violation of any Company policy, procedure or guideline, or engaging in any of the following forms of misconduct: conviction of any felony or of any misdemeanor involving dishonesty or moral turpitude; theft or misuse of the Company’s property or time; use of alcohol or controlled substances on the Company’s premises or appearing on such premises while intoxicated or under the influence of drugs not prescribed by a physician, or after having abused prescribed medications; illegal use of any controlled substance; illegal gambling on the Company’s premises; discriminatory or harassing behavior, whether or not illegal under federal, state or local law; willful misconduct; material breach of the Company’s business conduct or ethics code or of any fiduciary duty or nondisclosure, non-solicitation, non-competition or similar obligation owed to the Company or any Affiliate or falsifying any document or making any false or misleading statement relating to employment by the Company; or injures the economic or ethical welfare of the Company by misconduct or inattention to duties and responsibilities, or fails to meet the Company’s performance expectations, as determined by the Company in its sole discretion (other than by reason of Disability).

(g) “Change in Control” means, unless otherwise provided in an Agreement, one of the following:

(1) An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control:

(A) any acquisition of securities of the Company by an Exchange Act Person directly or indirectly from the Company for the purpose of providing financing to the Company;

(B) any formation of a Group consisting solely of beneficial owners of the Company’s Voting Securities as of the effective date of this Plan; or

(C) any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of 30% or more of the Company’s Voting Securities.

If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities after initially becoming the beneficial owner of 30% or more of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred.

(2) Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board.

(3) A Corporate Transaction is consummated, unless, immediately following such Corporate Transaction, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than two-thirds of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity resulting from such Corporate Transaction (including beneficial ownership through the ultimate Parent of such entity) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s Voting Securities; (ii) no Exchange Act Person beneficially owns, directly or indirectly, 30% or more of the Voting Securities of the entity resulting from such Corporate Transaction; and (iii) at least a majority of the members of the board of directors (or comparable governors) of the entity resulting from such Corporate Transaction were Continuing Directors at the time of the initial agreement, or the action of the Board, providing for such Corporate Transaction.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2(g) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(h) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include any applicable regulations thereunder and any successor or similar statutory provisions.

(i) “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the Nasdaq Stock Market, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m).

(j) “Company” means Birner Dental Management Services, Inc., a Colorado corporation, or any successor thereto, and the Affiliated Corporations, and also includes dental centers managed by Birner Dental Management Services, Inc. or its Affiliated Corporations pursuant to one or more management agreements.

(k) “Continuing Director” means an individual (i) who is, as of the effective date of the Plan, a director of the Company, or (ii) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company’s shareholders, was approved by at least a majority of the then Continuing Directors, but excluding, for purposes of this clause (ii), an individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest relating to the election of directors.

(l) “Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving corporation.

(m) “Disability” means (A) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (B) if there is no such long-term disability plan or policy, “total and permanent disability” within the meaning of Code Section 22(e)(3).

(n) “Employee” means an employee of the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(p) “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Affiliate; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.

(q) “Fair Market Value” of a Share means the fair market value of a Share determined as follows:

(1) If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2) If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(r) “Full Value Award” means an Award other than an Option Award or Stock Appreciation Right Award.

(s) “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(t) “Group” means two or more persons who act, or agree to act together, as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of the Company.

(u) “Non-Employee Director” means a member of the Board who is not an Employee.

(v) “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.

(w) “Other Stock-Based Award” means an Award described in Section 11 of this Plan.

(x) “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(y) “Participant” means a person to whom a then-outstanding Award has been granted under the Plan.

(z) “Performance-Based Compensation” means an Award to a person who is, or is determined by the Committee to likely become, a “covered employee” (as defined in Section 162(m)(3) of the Code) and that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

(aa) “Plan” means this Birner Dental Management Services, Inc. 2015 Equity Incentive Plan, as amended and in effect from time to time.

(bb) “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(cc) “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services to the Company or any Affiliate or upon the entity to which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

(dd) “Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

(ee) “Share” means a share of Stock.

(ff) “Stock” means the common stock, no par value, of the Company.

(gg) “Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(hh) “Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of one or more Shares, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(ii) “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(jj) “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines. The terms and conditions of a Substitute Award may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which it has been granted.

(kk) “Voting Securities” of an entity means the outstanding equity securities entitled to vote generally in the election of directors of such entity.

3. Administration of the Plan.

(a) Administration.  The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b) Scope of Authority.  Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1) determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2) cancelling or suspending an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 6(b), 15(d) and (e);

(3) adopting sub-plans or special provisions applicable to Awards, establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement,

reconciling any inconsistency, correcting any defect or supplying an omission in the Plan or any Agreement, and making all other determinations necessary or desirable for the administration of the Plan; and

(4) granting Substitute Awards under the Plan.

Notwithstanding the foregoing, the Board shall perform the duties and have the responsibilities of the Committee with respect to Awards made to Non-Employee Directors.

(c) Acts of the Committee; Delegation.  A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing or electronically by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i), (ii) and (iii) of Section 2(i). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company or to a committee of one or more directors of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(d) Finality of Decisions.  The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

(e) Indemnification.  Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual’s duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or Bylaws, each as amended, as a matter of law, or otherwise.

4. Shares Available Under the Plan.

(a) Maximum Shares Available.  Subject to Section 4(b) and Section 4(c) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 200,000 Shares issued under the Plan may come from authorized and unissued shares or treasury shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

(1) Shares that are subject to Awards of Options, Stock Appreciation Rights or Full Value Awards shall be counted against the share reserve as one Share for every one Share granted.

(2) Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve shall be the maximum number of Shares that could be received under that particular Award, until such time as it has been determined that only a lesser number of shares could be received.

(3) Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the share reserve shall be the largest number of Shares that would be counted against the share reserve under either of the Awards.

(4) Shares subject to Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(5) Awards that will be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(b) Effect of Forfeitures and Other Actions.  Any Shares subject to an Award that expires, is cancelled or forfeited or is settled for cash and any Shares tendered (either actually or by attestation) by the Participant or withheld by the Company to satisfy any tax withholding obligation, shall, to the extent of such cancellation, forfeiture, expiration, cash settlement, tender or withholding, again become available for Awards under this Plan, and the share reserve under Section 4(a) shall be correspondingly replenished as provided in Section 4(c) below. The following Shares shall not, however, again become available for Awards or replenish the share reserve under Section 4(a): (i) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company in payment of the purchase price of an Option issued under this Plan, (ii) Shares repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan, and (iii) Shares subject to a Stock Appreciation Right award issued under this Plan that are not issued in connection with the stock settlement of that award upon its exercise.

(c) Counting Shares Again Available.  Each Share that again becomes available for Awards as provided in Section 4(b) shall correspondingly increase the share reserve under Section 4(a) by one Share.

(d) Effect of Plans Operated by Acquired Companies.  If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(e) No Fractional Shares.  Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.

(f) Individual Option and SAR Limit.  The aggregate number of Shares subject to Options and/or Stock Appreciation Rights granted during any calendar year to any one Participant shall not exceed 100,000 Shares.

(g) Performance-Based Compensation Limit.  With respect to Awards of Performance-Based Compensation, (i) the maximum number of Shares that may be the subject of Full Value Awards that are denominated in Shares or Share equivalents and that are granted to any Participant during any calendar year shall not exceed 100,000 Shares (subject to adjustment as provided in Section 12(a)); and (ii) the maximum amount payable with respect to Full Value Awards that are denominated other than in Shares or Share equivalents and that are granted to any one Participant during any calendar year shall not exceed $1,000,000.

5. Eligibility.  Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

6. General Terms of Awards.

(a) Award Agreement.  Except for any Award that involves only the immediate issuance of unrestricted Shares, each Award shall be evidenced by an Agreement setting forth the amount of the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

(b) Vesting and Term.  Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date), and any applicable performance period.

(c) Transferability.  Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide at the time of grant or thereafter, in an Agreement or otherwise, that an Award (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order or may be transferable to a member of the Participant’s immediate family, a trust of which members of the Participant’s immediate family are the only beneficiaries, or a partnership of which members of the Participant’s immediate family or trusts for the sole benefit of the Participant’s immediate family are the only partners, or in other circumstances at the Committee’s sole discretion. Immediate family means the Participant’s spouse, issue (by birth or adoption), parents, grandparents, and siblings (including half brothers and sisters and adopted siblings). Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of service of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

(d) Designation of Beneficiary.  A Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form approved by the Company and shall be effective upon its receipt by the Company.

(e) Termination of Service.  Unless otherwise provided in an applicable Agreement or another then-effective written agreement between a Participant and the Company, and subject to Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or SAR Award, as applicable):

(1) Upon termination of Service for Cause, all unexercised Option and SAR Awards and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2) Upon termination of Service for any other reason, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

(3) Upon termination of Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of three months after the date of such termination. However, if a Participant thereafter dies during such three-month period, the vested and exercisable portions of the Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(4) Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(f) Rights as Shareholder.  Unless the Committee so provides in an Agreement or otherwise, no Participant shall have any rights as a shareholder with respect to any Shares covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(g) Performance-Based Awards.  Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the grant, vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned. Any performance-based Award that is intended by the Committee to qualify as Performance-Based Compensation shall additionally be subject to the requirements of Section 16 of this Plan. Except as provided in Section 16 with respect to Performance-Based Compensation, the Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance measures upon the occurrence of certain events, which may include a Change of Control, a Corporate Transaction, a recapitalization, a change in the accounting practices of the Company, or the Participant’s death or Disability.

(h) Dividends and Dividend Equivalents.  No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate, except for regular cash dividends on Shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents on the units or other Share equivalents subject to the Award based on dividends actually declared and paid on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend equivalents paid with respect to units or Share equivalents that are subject to the unvested portion of a Stock Unit Award or an Other Stock-Based Award whose vesting is subject to the satisfaction of specified performance objectives will be subject to the same restrictions as the units or Share equivalents to which such dividend equivalents relate. The Committee may, in its discretion, provide in an Agreement for restrictions on dividends and dividend equivalents in addition to those specified in this Section 6(h). Any Shares issued or issuable during the term of this Plan as the result of the reinvestment of dividends or the deemed reinvestment of dividend equivalents in connection with an Award shall be counted against, and replenish upon any subsequent forfeiture, the Plan’s share reserve as provided in Section 4.

7. Stock Option Awards.

(a) Type and Exercise Price.  The Agreement pursuant to which an Option Award is granted shall specify whether the Option is an Incentive Stock Option or a Non-Statutory Stock Option. The exercise price at which each Share subject to an Option Award may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424).

(b) Payment of Exercise Price.  The purchase price of the Shares with respect to which an Option Award is exercised shall be payable in full at the time of exercise. The purchase price may be paid in cash or in such other manner as the Committee may permit, including by payment under a broker-assisted sale and remittance program, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the

Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

(c) Exercisability and Expiration.  Each Option Award shall be exercisable in whole or in part on the terms provided in the Agreement. No Option Award shall be exercisable at any time after its scheduled expiration. When an Option Award is no longer exercisable, it shall be deemed to have terminated.

(d) Incentive Stock Options.

(1) An Option Award will constitute an Incentive Stock Option Award only if the Participant receiving the Option Award is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option Award’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 or such other amount specified by the Code. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Statutory Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall be 200,000, subject to adjustment as provided in Section 12(a).

(2) No Participant may receive an Incentive Stock Option Award under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the exercise price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option Award will expire no later than five years after its Grant Date.

(3) For purposes of continued Service by a Participant who has been granted an Incentive Stock Option Award, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

(4) If an Incentive Stock Option Award is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Statutory Stock Option.

(5) The Agreement covering an Incentive Stock Option Award shall contain such other terms and provisions that the Committee determines necessary to qualify the Option Award as an Incentive Stock Option Award.

8. Stock Appreciation Rights.

(a) Nature of Award.  An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR Award all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR Award of the number of Shares as to which the SAR Award is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b) Exercise of SAR.  Each SAR Award may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No SAR Award shall be exercisable at any time after its scheduled expiration. When a SAR Award is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR Award, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR Award.

9. Restricted Stock Awards.

(a) Vesting and Consideration.  Shares subject to a Restricted Stock Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award, and may correspondingly provide for Company reacquisition or repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.

(b) Shares Subject to Restricted Stock Awards.  Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Such vested Shares may, however, continue to be subject to certain restrictions as provided in Section 17. Except as otherwise provided in the Plan or an applicable Agreement, a Participant with a Restricted Stock Award shall have all the rights of a shareholder, including the right to vote the Shares of Restricted Stock.

10. Stock Unit Awards.

(a) Vesting and Consideration.  A Stock Unit Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. If vesting of a Stock Unit Award is conditioned on the achievement of specified performance goals, the extent to which they are achieved over the specified performance period shall determine the number of Stock Units that will be earned and eligible to vest, which may be greater than the target number of Stock Units stated in the Agreement. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

(b) Payment of Award.  Following the vesting of a Stock Unit Award, and the Company’s determination that any necessary conditions precedent to the settlement of the Award (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan) or a combination of cash and Shares as determined by the Committee. Amounts received in settlement may, however, continue to be subject to certain restrictions as provided in Section 17.

11. Other Stock-Based Awards.  The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

12. Changes in Capitalization, Corporate Transactions, Change in Control.

(a) Adjustments for Changes in Capitalization.  In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

(b) Corporate Transactions.  Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(1) Continuation, Assumption or Replacement of Awards.  In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Section 12(a)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 12(b)(1), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and contains terms and conditions that are substantially similar to those of the Award.

(2) Acceleration.  If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (i) all outstanding Options and SARs shall become fully vested and exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, (ii) all outstanding Full Value Awards shall fully vest immediately prior to the effective time of the Corporate Transaction, and (iii) to the extent vesting of any Award is subject to satisfaction of specified performance goals, such Award shall be considered “fully vested” for purposes of this Section 12(b)(2) to the extent the portion of the Award already earned for a completed performance period and the portion of the Award that would be earned at the target level of performance for any uncompleted performance period become vested. The Committee shall provide written notice of the period of accelerated exercisability of Options and SARs to all affected Participants. The exercise of any Option or SAR whose exercisability is accelerated as provided in this Section 12(b)(2) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation.

(3) Payment for Awards.  If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that some or all of such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 12(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 12(b)(3). The payment for any Award surrendered shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to clause (i) of the preceding sentence is less than or equal to the amount determined pursuant to clause (ii) of the preceding sentence with respect to any Award, such Award may be canceled pursuant to this Section 12(b)(3) without payment of any kind to the affected Participant. With respect to an Award whose vesting is subject to the satisfaction of specified performance goals, the number of Shares subject to such an Award for purposes of this Section 12(b)(3) shall be the number of Shares that have been earned or deemed earned in the manner specified in Section 12(b)(2). Payment of any amount under this Section 12(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s shareholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award surrendered, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s shareholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(c) Other Change in Control.  Upon a Change in Control that does not involve a Corporate Transaction, notwithstanding any exercise dates or vesting provisions stated in any Agreement, all exercise dates of any outstanding Award shall accelerate and all outstanding Awards shall vest in full.

(d) Dissolution or Liquidation.  Unless otherwise provided in an applicable Agreement, in the event of a proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. An Award will terminate immediately prior to the consummation of such proposed action.

13. Plan Participation and Service Provider Status.  Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

14. Tax Withholding.  The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required tax withholdings (but not to exceed the minimum statutory amount required to be withheld if such limitation is necessary to avoid an adverse accounting impact) by authorizing the Company to withhold a number of the Shares that would otherwise be delivered to the Participant, or by delivering to the Company Shares already owned by the Participant, with the Shares so withheld or delivered having a Fair Market Value on the date the taxes are required to be withheld equal to the amount of taxes to be withheld.

15. Effective Date, Duration, Amendment and Termination of the Plan.

(a) Effective Date.  The Plan shall become effective on the date it is approved by the Company’s shareholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). Upon approval of the Plan by the Company’s shareholders as provided in the preceding sentence, all Awards made under the Plan on or after the date of its approval by the Board shall be fully effective. If the Company’s shareholders fail to approve the Plan within 12 months after the date of its approval by the Board, the Plan and any Awards made thereunder shall be terminated and of no further force or effect.

(b) Duration of the Plan.  The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 15(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable Agreements.

(c) Amendment and Termination of the Plan.  The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its shareholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d) Amendment of Awards.  Subject to Section 15(e), the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 17(i).

(e) No Option or SAR Repricing.  Except as provided in Section 12(a), no Option or Stock Appreciation Right Award granted under the Plan may be (i) amended to decrease the exercise price thereof, (ii) cancelled in conjunction with the grant of any new Option or Stock Appreciation Right Award with a lower exercise price, (iii) cancelled in exchange for cash, other property or the grant of any Full Value Award at a time when the per share exercise price of the Option or Stock Appreciation Right Award is greater than the current Fair Market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or Stock Appreciation Right Award, unless such action is first approved by the Company’s shareholders.

16. Performance-Based Compensation.

(a) Designation of Awards.  If the Committee determines at the time a Full Value Award is granted to a Participant that such Participant is, or is likely to be, a “covered employee” for purposes of Code Section 162(m) as of the end of the tax year in which the Company would ordinarily claim a tax deduction in connection with such Award, then the Committee may provide that this Section 16 will be applicable to such Award, which shall be considered Performance-Based Compensation.

(b) Compliance with Code Section 162(m).  If an Award is subject to this Section 16, then the grant of the Award, the vesting and lapse of restrictions thereon and/or the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable performance period of one or more performance goals based on one or more of the performance measures specified in Section 16(c). The Committee will select the applicable performance measure(s) and specify the performance goal(s) based on those performance measures for any performance period, specify in terms of an objective formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount that vests and is payable in connection with an Award subject to this Section 16, all within the time periods prescribed by and consistent with the other requirements of Code Section 162(m). In specifying the performance goals applicable to any performance period, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission, such as excluding the impact of specified unusual or nonrecurring events such as acquisitions, divestitures, restructuring activities, asset write-downs, litigation judgments or settlements or changes in tax laws or accounting principles. The Committee may also adjust performance measures for a performance period to the extent permitted by Code Section 162(m) in connection with an event described in Section 12(a) to prevent the dilution or enlargement of a Participant’s rights with respect to Performance-Based Compensation. The Committee may adjust downward, but not upward, any amount determined to be otherwise payable in connection with an Award subject to this Section 16. The Committee may also provide, in an Agreement or otherwise, that the achievement of specified performance goals in connection with an Award subject to this Section 16 may be waived upon the death or Disability of the Participant or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify as “performance-based compensation” under Code Section 162(m).

(c) Performance Measures.  For purposes of any Full Value Award considered Performance-Based Compensation subject to this Section 16, the performance measures to be utilized shall be limited to one or a combination of two or more of the following performance measures: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes, depreciation and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) total dental group practice revenue, revenue or net revenue, including net revenue per office, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on total dental group practice revenue, revenue or net revenue, (o) return on invested capital, and (p) contribution from dental offices. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items described in the Company’s Exchange Act filings. Any performance goal based on one or more of the foregoing performance measures may be expressed in absolute amounts, on a per share basis (basic or diluted), relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies, indices or other external measures, and may relate to one or any combination of Company, Affiliate, Affiliated Corporation division, business unit, operational unit or individual performance.

17. Other Provisions.

(a) Unfunded Plan.  The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b) Limits of Liability.  Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c) Compliance with Applicable Legal Requirements.  No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed.

During any period in which the offering and issuance of Shares under the Plan is not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any stock certificate or book-entry evidencing Shares issued under the Plan that are subject to securities law restrictions shall bear or be accompanied by an appropriate restrictive legend or stop transfer instruction.

(d) Other Benefit and Compensation Programs.  Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e) Governing Law.  To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Colorado without regard to its conflicts-of-law principles and shall be construed accordingly.

(f) Severability.  If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g) Code Section 409A.  It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

(1) If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2) If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A, and (iii) shall have any liability to any Participant for any such tax liabilities.

(h) Rule 16b-3.  It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 17(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(i) Forfeiture and Compensation Recovery.  Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Agreements may contain provisions to comply with any such compensation recovery policy, and any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

Appendix B

BIRNER DENTAL MANAGEMENT SERVICES, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the Company’s financial reporting process generally, (2) the integrity of the financial statements of the Company, (3) the independent auditor’s qualifications and independence, (4) the performance of the independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market and applicable laws and regulations.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall approve all audit engagement fees and terms and pre-approve all significant non-audit engagements with the independent auditors. The Audit Committee shall have oversight of the work of the independent auditors for the Company. The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee or at least its chair should meet with management and, if it deems necessary, the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.
2.	Review and discuss with management, and if it deems necessary the independent auditor, the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.
3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.
4.	Discuss with management the Company’s earnings press releases, including the use, if any, of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.
5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company’s financial statements.
6.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:
a)	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor or management.
b)	Review other material written communications between the independent auditor and the management of the Company, including the management letter provided by the independent auditor, the Company’s response to that letter and any schedule of unadjusted differences.

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements between management and the independent auditor.

Oversight of the Company’s Relationship with the Independent Auditor

8.	Review the experience and qualifications of the senior members of the independent auditor team.
9.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.
10.	The Audit Committee shall receive from the independent auditor a written statement delineating all relationships between such auditor and the Company, consistent with Independent Standards Board Standard 1. The Audit Committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditor.
11.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.
12.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.
13.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

14.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been violated.
15.	Approve or reject all related party transactions.
16.	Review the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

17.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.
18.	Discuss with the Company’s principal outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies, including corporate securities trading policies.
19.	Establish and oversee the process for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.
20.	Establish and oversee the process for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix C

BIRNER DENTAL MANAGEMENT SERVICES, INC.
COMPENSATION COMMITTEE CHARTER

There shall be a Compensation Committee of the Board of Directors (the “Board”) of Birner Dental Management Services, Inc. (the “Company”).

Organization

The Committee shall consist of at least two directors. The members of the Committee shall be appointed by the Board and shall serve for such term or terms as the Board may determine or until the earlier of such member’s resignation, removal or death. The Board shall have sole authority to remove and replace members of the Committee. Each director appointed to the Committee shall satisfy the independence requirements of The Nasdaq Stock Market, Inc. or any other exchange upon which the Company’s securities are listed. In addition, no director may serve unless he or she (i) is a “nonemployee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board shall designate one member of the Committee to serve as Chairman of the Committee.

Responsibilities

The Committee’s responsibilities shall be to:

a)	Develop guidelines and review the compensation and performance of executive officers of the Company and, based on the foregoing, determine or recommend to the Board for determination, the compensation of the Chief Executive Officer and the other executive officers;
b)	Make recommendations with respect to executive bonuses, incentive compensation plans, equity-based plans and retirement plans;
c)	Review the compensation and performance policies of the Company in the context of appropriate risk management;
d)	Review independent director compensation levels and practices, and recommend to the Board, from time to time, changes in such compensation levels and practices;
e)	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval;
f)	Annually review the Committee’s own performance; and
g)	Perform any other activities consistent with or required by this Charter, the Company’s Bylaws and applicable laws, rules and regulations as the Committee or the Board deem appropriate.

General

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to engage a compensation consultant in accordance with applicable law. The Company in accordance with its normal business practices shall pay the fees and costs of such consultant.

Meetings

The Committee shall meet as often as it determines necessary or appropriate in its judgment. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action with meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet from time to time without such members present, and in all cases the Chief Executive Officer and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined. The Committee shall have the authority to delegate any of its responsibilities to one or more subcommittees or to one of its members as the Committee may deem appropriate in its sole discretion, to the extent permitted by law, stock exchange rules and other rules and regulations.

C-1

Birner Dental Management Services, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Nominee: 01 - Frederic W.J. Birner 02 - Dennis N. Genty

☐ **Mark here to vote FOR nominees**

☐ **Mark here to WITHHOLD vote from nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. To approve the Birner Dental Management Services, Inc. 2015 Equity Incentive Plan.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 3 7 7 9 7 2

0231KD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Birner Dental Management Services, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders To be held June 9, 2015

The undersigned hereby appoints Frederic W.J. Birner and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Birner Dental Management Services, Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, June 9, 2015, at 10:00 a.m., Mountain Time, at the Company's offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof for the purposes specified on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL OF THE BIRNER DENTAL MANAGEMENT SERVICES, INC. 2015 EQUITY INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected hereon.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.